Derivatives and Hedging Activities	12 Months Ended
Dec. 31, 2013
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivatives and Hedging Activities

Note 13 Derivatives and Hedging Activities

We report all derivative instruments on our consolidated balance sheets at fair value and establish criteria for designation and effectiveness of transactions entered into for hedging purposes.

As a large global organization, we face exposure to market risks, such as fluctuations in foreign currency exchange rates and interest rates. To manage the volatility relating to these exposures, we enter into various derivative instruments from time to time under our risk management policies. We designate derivative instruments as hedges on a transaction basis to support hedge accounting. The changes in fair value of these hedging instruments offset in part or in whole corresponding changes in the fair value or cash flows of the underlying exposures being hedged. We assess the initial and ongoing effectiveness of our hedging relationships in accordance with our policy. We do not purchase, hold or sell derivative financial instruments for trading purposes. Our practice is to terminate derivative transactions if the underlying asset or liability matures or is sold or terminated, or if we determine the underlying forecasted transaction is no longer probable of occurring.

Foreign Currency Forward Contracts Designated as Cash Flow Hedges

The primary purposes of our cash flow hedging activities are to manage the potential changes in value associated with the amounts receivable or payable on equipment and raw material purchases that are denominated in foreign currencies in order to minimize the impact of the changes in foreign currencies. We record gains and losses on foreign currency forward contracts qualifying as cash flow hedges in other comprehensive income to the extent that these hedges are effective and until we recognize the underlying transactions in net earnings, at which time we recognize these gains and losses in other expense, net, on our consolidated statements of operations.

Net unrealized after tax gains (losses) related to these contracts that were included in other comprehensive income for the years ended December 31, 2013 and 2012 were immaterial. The unrealized amounts in other comprehensive income will fluctuate based on changes in the fair value of open contracts during each reporting period.

Foreign Currency Forward Contracts Not Designated as Hedges

Our subsidiaries have foreign currency exchange exposure from buying and selling in currencies other than their functional currencies. The primary purposes of our foreign currency hedging activities are to manage the potential changes in value associated with the amounts receivable or payable on transactions denominated in foreign currencies and to minimize the impact of the changes in foreign currencies related to foreign currency denominated interest-bearing intercompany loans and receivables and payables. The changes in fair value of these derivative contracts are recognized in other expense, net, on our consolidated statements of operations and are largely offset by the remeasurement of the underlying foreign currency denominated items indicated above. These contracts have original maturities of less than 12 months.

Interest Rate Swaps

From time to time, we may use interest rate swaps to manage our mix of fixed and floating interest rates on our outstanding indebtedness.

At December 31, 2013, we had $100 million notional amount of outstanding interest rate swaps, which did not materially impact our consolidated results of operations or financial position.

In the third quarter of 2012, we terminated the swaps linked to the 12% Senior Notes, although the 12% Senior Notes remained outstanding. We received cash of $2 million resulting from the gain on the termination of the swaps, which is being amortized over the remaining life of the 12% Senior Notes. At December 31, 2012, we had no interest rate swaps outstanding.

In the fourth quarter of 2011, we terminated or offset interest rate swaps on our 5.625% Senior Notes and a portion of our 12% Senior Notes. As a result, we received cash of $7 million related to these terminations and recognized a reduction of interest expense of $1 million and an increase of $6 million in the carrying amount of our 12% Senior Notes and our 5.625% Senior Notes, which is being amortized over the remaining maturities of these notes and included in interest expense on our consolidated statements of operations.

At December 31, 2011, we recorded a mark-to-market adjustment to record an increase of $2 million in the carrying amount of our 12% Senior Notes due to changes in interest rates and an offsetting increase to other assets at December 31, 2011 to record the fair value of the remaining outstanding interest rate swaps. There was no ineffective portion of the hedges recognized in earnings during the period.

As a result of our interest rate swap agreements, interest expense was reduced by $1 million in 2012 and $3 million in 2011.

Other Derivative Instruments

We may use other derivative instruments from time to time, such as foreign exchange options to manage exposure to foreign exchange rates and interest rate and currency swaps related to access to international financing transactions. These instruments can potentially limit foreign exchange exposure by swapping borrowings denominated in one currency for borrowings denominated in another currency. At December 31, 2013 and 2012, we had no foreign exchange options or interest rate and currency swap agreements outstanding.

See Note 14, “Fair Value Measurements and Other Financial Instruments,” for a discussion of the inputs and valuation techniques used to determine the fair value of our outstanding derivative instruments.

Fair Value of Derivative Instruments

The following table details the fair value of our derivative instruments included on our consolidated balance sheets.

	Fair Value of Asset Derivatives(1)		Fair Value of (Liability) Derivatives(1)
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Derivatives designated as hedging instruments:
Foreign currency forward contracts (cash flow hedges)	$3.4	$0.5	$(1.4)	$(0.8)
Interest rate swaps (fair value hedges)	—	—	(1.0)	—
Derivatives not designated as hedging instruments:
Foreign currency forward contracts	7.1	4.9	(49.1)	(29.6)

Total	$10.5	$5.4	$(51.5)	$(30.4)

(1)	Asset derivatives are included in other assets and liability derivatives are included in other liabilities.

The following table details the effect of our derivative instruments on our consolidated statements of operations.

	Amount of Gain (Loss) Recognized in Earnings on Derivatives(1) Year Ended December 31,
	2013	2012
Derivatives designated as hedging instruments:
Foreign currency forward contracts	$2.3	$—
Derivatives not designated as hedging instruments:
Foreign currency forward contracts	(8.5)	4.6

Total	$(6.2)	$4.6

(1)	Amounts recognized on the foreign currency forward contracts were included in other expense, net. Amounts recognized on the interest rate swaps were included in interest expense.